TRANSCAT®

Better by every measure

Q3 FY 2015 Financial Results

January 27, 2015

Lee D. Rudow
President and CEO

John J. Zimmer
Sr. Vice President of Finance and CFO

Safe Harbor Statement

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact and thus are subject to risks, uncertainties and assumptions that often are identified by words such as "expects," "estimates," "projects," "anticipates," "believes," "could," and other similar words. All statements addressing operating performance, events, or developments that Transcat, Inc. expects or anticipates will occur in the future, including but not limited to statements relating to anticipated revenue, profit margins, sales operations, capital expenditures, growth strategy, potential acquisitions, customer preferences and changes in market conditions in the industries in which Transcat operates are forward-looking statements. Forward-looking statements should be evaluated in light of important risk factors and uncertainties. These risk factors and uncertainties are more fully described in Transcat's Annual and Quarterly Reports filed with the Securities and Exchange Commission, including under the heading entitled "Risk Factors." Should one or more of these risks or uncertainties materialize, or should any of the Company's underlying assumptions prove incorrect, actual results may vary materially from those currently anticipated. In addition, undue reliance should not be placed on the Company's forward-looking statements. Except as required by law, the Company disclaims any obligation to update or publicly announce any revisions to any of the forward-looking statements contained in this presentation.

Long-Term Objectives

Leverage our strong foundation to drive future growth

Service segment

- Double-digit revenue growth through organic and acquisition strategies
- Take market share particularly in the Healthcare space
- Grow pipeline of larger, multi-year enterprise opportunities
- Continue margin expansion at a greater rate than revenue growth

Distribution segment

- Build upon leadership position to drive Service growth
- Use strong cash generation to invest in growth opportunities
- Expand product lines and improve margin mix

Make strategic acquisitions

- Consolidate the highly-fragmented calibration industry
- Focus: Increased capabilities, geographic expansion, greater scale
- Majority of opportunities: Revenue range of $1 million – $5 million

Third Quarter and FY 2015 Execution

Record third quarter revenue of $31.1 million

- Service segment revenue of $12.6 million, up 9.4%
- 23 consecutive quarters of year-over-year Service segment revenue growth
- Distribution sales down 2.9%

Strong operating leverage

- Service segment operating income tripled to $0.6 million

Cash generation

- Consolidated Adjusted EBITDA* of $2.4 million, an increase of 5.8%

Growth-focused investments

Software by TRANSCAT


Web 3.0


TRANSCAT
2014
Ulrich Metrology
Acquisition

** See supplemental slides for Adjusted EBITDA reconciliation and other important disclaimers regarding Adjusted EBITDA.*

Top-line Growth

($ in millions)

Q3 Service Segment


$11.5
$12.6
Q3 FY 2014
Q3 FY 2015

Consolidated – Annual


8.0%
CAGR*
$91.2
$110.0
$112.3
$118.5
$121.7
$31.3
$36.4
$40.7
$48.2
$50.8
$59.9
$73.6
$71.6
$70.3
$70.9
FY 2011
FY 2012
FY 2013
FY 2014
Q3 FY 15 TTM
Service
Distribution

Q3 Distribution Segment


$19.0
$18.4
Q3 FY 2014
Q3 FY 2015

- Record third quarter for the Service segment
  - Driven by organic & acquisition growth
- Distribution segment remains highly competitive

**FY 2011 – Q3 FY 2015 TTM*

All figures are rounded to the nearest million. Therefore totals shown in graphs may not equal the sum of the segments.

Operating Income and Margin

($ in millions)

10.1% CAGR*

Q3 Service Segment



$0.2
1.3%
$0.6
4.5%
Q3 FY 2014
Q3 FY 2015

Consolidated – Annual



$4.6
$0.2
$4.4
$5.4
$(0.2)
$5.6
$5.9
$1.3
$4.6
$6.7
$2.4
$4.3
$6.6
$3.0
$3.6
FY 2011
FY 2012
FY 2013
FY 2014
Q3 FY 15 TTM
Service
Distribution

Q3 Distribution Segment



$1.2
6.3%
$0.8
4.4%
Q3 FY 2014
Q3 FY 2015

- Q3 Service operating income tripled to $0.6 million
  - Operating margin was 4.5%, up 320 bps
- Q3 Distribution gross margin impacted 190 bps by lower vendor rebates

**FY 2011 – Q3 FY 2015 TTM*

All figures are rounded to the nearest million. Therefore totals shown in graphs may not equal the sum of the segments.

Contribution Margin* and % of Revenue

($ in millions)

Q3 Service Segment



$1.0
8.5%
$1.5
11.5%
Q3 FY 2014
Q3 FY 2015

Consolidated – Annual



7.9% CAGR**
$11.5
$3.1
$8.5
$13.4
$3.2
$10.2
$14.4
$5.2
$9.2
$15.8
$6.1
$9.6
$15.3
$6.9
$8.4
FY 2011
FY 2012
FY 2013
FY 2014
Q3 FY 15 TTM
Service
Distribution

Q3 Distribution Segment



$2.5
13.1%
$1.9
10.5%
Q3 FY 2014
Q3 FY 2015

- 24.5% CAGR for Service segment *(FY 2011-Q3 FY 2015 TTM)*
- Cost discipline and lower performance-based compensation expense helped to offset Distribution gross margin pressure

** See supplemental slides for Contribution Margin calculation and other important disclaimers regarding Contribution Margin.*

***FY 2011 – Q3 FY 2015 TTM*

All figures are rounded to the nearest million. Therefore totals shown in graphs may not equal the sum of the segments.

TRANSCAT® Better by every measure

Adjusted EBITDA* and Margin

($ in millions)

9.6% CAGR**

Q3 Service Segment


$0.7
6.4%
$1.2
9.9%
Q3 FY 2014
Q3 FY 2015

Consolidated – Annual


$7.1
$1.8
$5.3
$8.8
$2.0
$6.8
$8.9
$3.1
$5.8
$10.0
$4.6
$5.4
$10.0
$5.3
$4.7
FY 2011
FY 2012
FY 2013
FY 2014
Q3 FY 15 TTM
Service
Distribution

Q3 Distribution Segment


$1.5
7.8%
$1.1
6.0%
Q3 FY 2014
Q3 FY 2015

- Service segment up 69% quarter over quarter
- 34% CAGR for Service segment *(FY 2011-Q3 FY 2015 TTM)*
- Distribution segment: Strong cash generation

** See supplemental slides for Adjusted EBITDA reconciliation and other important disclaimers regarding Adjusted EBITDA.*

***FY 2011 – Q3 FY 2015 TTM*

All figures are rounded to the nearest million. Therefore totals shown in graphs may not equal the sum of the segments.

TRANSCAT® Better by every measure

Bottom-line Performance

($ in millions)


Annual
$2.8
$3.3
$3.7
$4.0
$3.8
3.1%
3.0%
3.3%
3.4%
3.1%
FY 2011
FY 2012
FY 2013
FY 2014
Q3 FY 15 TTM
% of Revenue
Quarterly
$0.8
$0.8
2.6%
2.6%
Q3 FY 2014
Q3 FY 2015

	FY 2011	FY 2012	FY 2013	FY 2014	Q3 FY 15 TTM		Q3 FY 2014	Q3 FY 2015
EPS	$0.37	$0.43	$0.49	$0.54	$0.53		$0.11	$0.11

- 8.8% CAGR for net income *(FY 2011-Q3 FY 2015 TTM)*

TRANSCAT® Better by every measure

Balance Sheet Supports Acquisition Strategy

($ in millions)

Long Term Debt


$5.3
$3.4
$8.0
$7.6
$14.8
FY 2011
FY 2012
FY 2013
FY 2014
Q3 FY 2015

Capital Expenditures


$1.6
$1.4
$2.7
$2.0
~$3.5*
$2.7
FY 2015 YTD
FY 2011
FY 2012
FY 2013
FY 2014
FY 2015 Est

- $12.7 million in availability under revolving credit facility
- CapEx focused on service capabilities and IT
- Financial flexibility to facilitate acquisition strategy, satisfy working capital and capital expenditure needs

TRANSCAT® Better by every measure

* *FY 2015 capital expenditure guidance provided as of January 26, 2015*

Generating Cash to Drive Key Investments

Historical Trailing 12 Month Key Investments and Current Quarter Debt Balance



($ in thousands)
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
Q1 13
Q2 13
Q3 13
Q4 13
Q1 14
Q2 14
Q3 14
Q4 14
Q1 15
Q2 15
Q3 15
Capital Spend
Acquisitions
Shares Repurchase
Current Quarter Ending Debt Balance

TRANSCAT® Better by every measure

FY 2015 Outlook

Continue to Execute Strategic Plan

- Grow operating income at a faster rate than revenue
- Capitalize on the organic opportunities in the Service space
  - Augmented growth from Ulrich acquisition
- Continue to capture Distribution market share and leverage leading position to drive Service growth
- Capital allocation focused on growth initiatives
  - Leverage new website and C3 software
  - Continue to evaluate service market acquisition opportunities

Upcoming Investor Relations Calendar

February 9-11	1:1s West Coast
Late May	Q4 FY 2015 Earnings

SUPPLEMENTAL INFORMATION

Adjusted EBITDA Reconciliation

($ in thousands)

	FY 2011	FY 2012	FY 2013	FY 2014	Q3 FY 15 TTM
Service Operating Income (loss)	$ 192	$ (175)	$ 1,311	$ 2,379	$ 3,001
+Depreciation & Amortization	1,377	1,959	1,740	2,144	2,982
+Other (Expense) / Income	-	(37)	(84)	(141)	(186)
+Noncash Stock Comp	202	263	150	230	226
Service Adjusted EBITDA	$ 1,771	$ 2,010	$ 3,117	$ 4,612	$ 5,335
Distribution Operating Income	$ 4,395	$ 5,603	$ 4,635	$ 4,326	$ 3,581
+Depreciation & Amortization	673	937	962	801	728
+Other (Expense) / Income	-	(11)	(27)	12	18
+Noncash Stock Comp	226	290	193	297	335
Distribution Adjusted EBITDA	$ 5,312	$ 6,819	$ 5,763	$ 5,436	$ 4,662
Service	$ 1,771	$ 2,010	$ 3,117	$ 4,612	$ 5,335
Distribution	$ 5,312	$ 6,819	$ 5,763	$ 5,436	$4,662
Total Adjusted EBITDA	**$ 7,083**	**$ 8,829**	**$ 8,880**	**$ 10,048**	**$ 9,997**

The Company believes that when used in conjunction with GAAP measures, Adjusted EBITDA, or earnings before interest, income taxes, depreciation and amortization, other income and expenses, and noncash stock compensation expense, which is a non-GAAP measure, allows investors to view its performance in a manner similar to the methods used by management and provides additional insight into its operating results. Adjusted EBITDA is not calculated through the application of GAAP and is not the required form of disclosure by the Securities and Exchange Commission. As such, it should not be considered as a substitute for the GAAP measure of net income and, therefore, should not be used in isolation of, but in conjunction with, the GAAP measure. The use of any non-GAAP measure may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non-GAAP measure used by other companies. The Adjusted EBITDA chart excludes an unallocated amount of $0.2 million for FY 2011. This amount includes previously unallocated administrative-related depreciation, amortization and other non-operating expense. These items have been allocated by segment beginning in FY 2012.

Contribution Margin Calculation

($ in thousands)

	FY 2011	FY 2012	FY 2013	FY 2014	Q3 FY 15 TTM
SERVICE					
Service Revenue	$ 31,324	$ 36,406	$ 40,655	$ 48,184	$ 50,793
Cost of Revenue	23,392	27,786	30,353	35,359	37,263
Gross Profit	$ 7,932	$ 8,620	$ 10,302	$ 12,825	$ 13,530
Gross Margin	*25.3%*	*23.7%*	*25.3%*	*26.6%*	*24.5%*
Selling, Marketing & Warehouse Expenses	$ 4,877	$ 5,415	$ 5,131	$ 6,690	$ 6,588
Contribution Margin	$ 3,055	$ 3,205	$ 5,171	$ 6,135	$ 6,942
% of Revenue	*9.8%*	*8.8%*	*12.7%*	*12.7%*	*12.7%*
DISTRIBUTION					
Distribution Sales	$ 59,862	$ 73,614	$ 71,641	$ 70,324	$ 70,892
Cost of Sales	44,496	55,110	54,539	53,359	55,216
Gross Profit	$ 15,366	$ 18,504	$ 17,102	$ 16,965	$ 15,676
Gross Margin	*25.7%*	*25.1%*	*23.9%*	*24.1%*	*22.1%*
Selling, Marketing & Warehouse Expenses	$ 6,879	$ 8,336	$ 7,870	$ 7,349	$ 7,283
Contribution Margin	$ 8,487	$ 10,168	$ 9,232	$ 9,616	$ 8,393
% of Sales	*14.2%*	*13.8%*	*12.9%*	*13.7%*	*14.9%*
TOTAL					
Total Revenue	$ 91,186	$ 110,020	$ 112,296	$ 118,508	$ 121,685
Total Cost of Revenue	67,888	82,896	84,892	88,718	92,479
Gross Profit	$ 23,298	$ 27,124	$ 27,404	$ 29,790	$ 29,206
Gross Margin	*25.5%*	*24.7%*	*24.4%*	*25.1%*	*24.0%*
Selling, Marketing & Warehouse Expenses	$ 11,756	$ 13,751	$ 13,001	$ 14,039	$ 13,871
Contribution Margin	$ 11,542	$ 13,373	$ 14,403	$ 15,751	$ 15,335
% of Revenue	*12.7%*	*12.2%*	*12.8%*	*13.3%*	*12.7%*

The Company believes that when used in conjunction with GAAP measures, Contribution Margin, which is a non-GAAP measure, allows investors to view its performance in a manner similar to the methods used by management and provides additional insight into its operating results. Contribution Margin is not calculated through the application of GAAP and is not the required form of disclosure by the Securities and Exchange Commission. As such, it should not be considered as a substitute for GAAP measures of performance and, therefore, should not be used in isolation of, but in conjunction with, GAAP measures. The use of any non-GAAP measure may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non-GAAP measure used by other companies.